UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2018

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1821 30th Street, Unit A, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2018, Zayo Group, LLC (“ZGL”) entered into an amendment of employment agreement (the "Amendment") with Matt Steinfort, the Chief Financial Officer of ZGL and Zayo Group Holdings, Inc. (“ZGH” and, together with ZGL, the “Company”), to effect certain amendments to Mr. Steinfort’s Amended and Restated Employment Agreement dated October 23, 2018 (the "Employment Agreement"). The Amendment amends the Employment Agreement to eliminate all of Mr. Steinfort’s incentive cash bonus compensation (totaling an annual target of $300,000) and increasing Mr. Steinfort’s total annual restricted stock unit target from $3,460,000 to $4,260,000.  Except as described above, the terms of the Employment Agreement have not otherwise been materially amended.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment,  a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(a)Exhibits. The following exhibit is filed with this Form 8‑K:

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Employment Agreement dated December 5, 2018, by and between Zayo Group, LLC and Matt Steinfort.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Matt Steinfort
Name: Matt Steinfort
Title: Chief Financial Officer

DATED:  December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Matt Steinfort
Name: Matt Steinfort
Title: Chief Financial Officer

DATED:  December 7, 2018